Intangible Assets	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Intangible Assets
1 9 .	INTANGIBLE ASSETS

	RMB’000	US$’000
COST
As of January 1, 2018, December 31, 2018 and 2019	17,000	2,442

Intangible assets represent trade names acquired as part of a business combination relating to the acquisition of Zhengxing Wheel on December 29, 2008.
The trade names represent various logos, including those bearing the Chinese name of Zhengxing Wheel, registered both in the PRC and overseas.
The trade names have a legal life of 10 years but are renewable at a minimal cost. The directors of the Company are of the opinion that the Group would renew the trade names continuously and has the ability to do so. Various studies including product life cycle studies, market, competitive and environmental trends, and brand extension opportunities have been performed by management of the Group, which support that the trade names have no foreseeable limit to the period over which the trade name products are expected to generate net cash flows for the Group.
As a result, the trade names are considered by the management of the Group as having an indefinite useful life because they are expected to contribute to net cash inflows indefinitely. The trade names will not be amortized until their useful lives are determined to be finite. Instead they will be tested for impairment annually and whenever there is an indication that they may be impaired.
The recoverable amounts of the intangible assets have been determined by using value-in-use
calculation. Having regard to the future plan of the Group, no impairment loss was made to the carrying amounts of the intangible assets for the years ended December 31, 2018 and 2019.